EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of AMMO, Inc. (the " Company ") on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ron Shostack, Financial Officer (Principal Financial Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2018	By:	/s/ Ron Shostack
Name: Ron Shostack
Title: Chief Financial Officer (Principal Financial Officer)